Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.8550%



        Excess Protection Level
          3 Month Average   4.82%
          February, 2001   7.40%
          January, 2001   6.85%
          December, 2000   0.20%


        Cash Yield                                  19.48%


        Investor Charge Offs                         4.62%


        Base Rate                                    7.46%


        Over 30 Day Delinquency                      5.13%


        Seller's Interest                            8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $ 57,174,868,500.05


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,724,177,938.56